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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2000

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
           -----------------------------------------------------------
           (Exact names of registrants as specified in their charters)


          DELAWARE                        001-15843          13-3989167
           TEXAS                          333-48279          74-1282680
----------------------------------     ----------------   --------------------
(States or other jurisdictions of      (Commission File     (IRS Employer
       of incorporation)                    Numbers)      Identification Nos.)



    4440 BRITTMOORE ROAD, HOUSTON, TEXAS                        77041
-------------------------------------------                 ----------------
  (Address of principal executive offices)                    (Zip Code)

                                     (713) 335-7000
                                     --------------
              (Registrants' telephone number, including area code)


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Item 5.      Other Events

         Universal Compression Holdings, Inc., a Delaware corporation (the "Company"), issued a press release announcing the execution of an Agreement and Plan of Merger (the "Merger Agreement") dated October 23, 2000 by and among the Company, Universal Compression, Inc., a Texas corporation and wholly owned subsidiary of the Company ("UCI"), Weatherford International, Inc., a Delaware corporation ("Weatherford"), WEUS Holding, Inc., a Delaware corporation and wholly owned subsidiary of Weatherford ("WEUS"), and Enterra Compression Company, a Delaware corporation and wholly owned subsidiary of WEUS ("ECC"), which provides for the merger of ECC with and into UCI (the "Merger"). The consideration to be paid in the Merger will consist of 13,750,000 restricted shares of the Company's common stock, par value $0.01 per share, which following the Merger, will represent approximately 48% of the Company's outstanding common stock. Currently Weatherford, through ECC, owns a 64% interest in Weatherford Global Compression Services, L.P., a Delaware limited partnership, which is a joint venture (the "Joint Venture") between Weatherford and GE Capital Corporation ("GECC"). Immediately prior to the Merger, ECC or its affiliate will acquire the remaining 36% interest in the Joint Venture and related assets from GECC. Upon completion of the Merger, which is subject to approval by the Company's stockholders, regulatory approval, financing conditions and other customary closing conditions, the Joint Venture will become an indirect, wholly owned subsidiary of the Company. A copy of the Merger Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. In connection with the Merger Agreement, the Company will enter into a Registration Rights Agreement with WEUS which will provide certain demand and piggyback registration rights upon the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The statements contained herein that are not historical are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward looking statement. Such risks and uncertainties include, but are not limited to, costs and difficulties related to failure of the parties to satisfy closing conditions, risks and effects of legal and administrative proceedings and governmental regulations, the integration of acquired businesses, costs, delays, and any other difficulties related to the Merger, future financial and operational results, competition, general economic conditions, ability to manage and continue growth, risks of international operations and other factors detailed in Universal Compression Holdings' and Weatherford's Forms 10-K and other filings with the Securities and Exchange Commission.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits

      Exhibit No.       Description

         10.1 Agreement and Plan of Merger dated October 23, 2000 by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Universal Compression Holdings, Inc. and Universal Compression, Inc.

         99.1           Press Release of Universal Compression Holdings, Inc.
                        dated October 24, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                                      UNIVERSAL COMPRESSION, INC.
                                      (REGISTRANTS)



Date: October 26, 2000                By:  /s/ RICHARD W. FITZGERALD
                                           ------------------------------------
                                           Richard W. FitzGerald
                                           Senior Vice President and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER         DESCRIPTION
      -------        -----------
       10.1          Agreement and Plan of Merger dated October 23, 2000 by and among Weatherford International, Inc., WEUS Holding, Inc.
                     Enterra Compression Company, Universal Compression
                     Holdings, Inc. and Universal Compression, Inc.

       99.1          Press Release of Universal Compression Holdings, Inc.
                     dated October 24, 2000.